Exhibit 10.30

THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS. NO SALE, DISPOSITION, PLEDGE, HYPOTHECATION, OR OTHER TRANSFER MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

GREAT BASIN SCIENTIFIC, INC.

WARRANT TO PURCHASE [COMMON STOCK] [PREFERRED STOCK]

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THIS WARRANT is issued to [            ] (the “Holder”), by Great Basin Scientific, Inc., a Delaware corporation (the “Company”).

1. Purchase of Shares. Subject to the terms and conditions hereinafter set forth, the Holder is entitled, upon surrender of this Warrant at the principal office of the Company (or at such other place as the Company shall notify the holder hereof in writing), during the period specified in Section 2 hereof, to purchase from the Company up to [                ] shares of fully-paid and non-assessable common stock of the Company (the “Shares”) at a price per share of $[            ], subject to adjustment as provided in Section 6 below (the “Exercise Price”).

2. Duration. This Warrant and the right to subscribe for and purchase Shares hereunder shall be immediately exercisable upon the date hereof and shall expire automatically, if not previously exercised, upon the earlier of (a) five years from the date hereof; (b) a Change of Control (as defined below); or (c) a liquidation, dissolution or winding up of the Company. For purposes hereof, “Change of Control” means (A) the acquisition of the Company by another entity by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation or stock transfer, but excluding any such transaction effected primarily for the purpose of changing the domicile of the Company), unless the Company’s stockholders of record immediately prior to such transaction or transactions hold, immediately after such transaction or transactions, at least 50% of the voting power of the surviving or acquiring entity (excluding any sale of securities solely for the purposes of raising additional funds); or (B) a sale of all or substantially all of the assets of the Company.

3. Exercise of Warrant. While this Warrant remains outstanding and exercisable in accordance with Section 2 above, the Holder may exercise, in whole or in part, the purchase rights evidenced hereby by:

(i) surrendering the Warrant, together with a duly executed notice of exercise attached hereto as Exhibit A, to the principal executive office of the Company; and

(ii) delivering payment to the Company of an amount equal to the aggregate Exercise Price for the number of Shares being purchased (by cash, cashier’s check or wire transfer in an amount equal to the applicable Exercise Price);

4. Issuance of Shares. The Shares purchased hereunder shall be issued in the name of the Holder and certificates, if issued, shall be delivered to the Holder within a reasonable time after the date this Warrant is exercised in accordance with the terms hereof. The shares issued upon exercise of this Warrant shall be deemed to have been issued as of the close of business on the date on which this Warrant shall have been exercised regardless of the date of delivery of such certificate, except that, if the date of exercise is a date when the stock transfer books of the Company are closed, the Holder shall be deemed to have become the holder of such Shares at the close of business on the next succeeding date on which the stock transfer books are open.

5. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant, but in lieu of such fractional shares, the Company shall make a cash payment therefor on the basis of the Exercise Price then in effect.

6. Adjustment of Exercise Price and Number of Shares. The Exercise Price and the number of shares purchasable hereunder are subject to adjustment from time to time as follows:

(a) Subdivisions, Combinations and Other Issuances. If the Company shall at any time prior to the expiration of this Warrant subdivide the shares of its common stock, by split or otherwise, or combine the shares of its common stock, or issue additional shares of its common stock as a dividend, the number of Shares issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination. Appropriate adjustments shall also be made to the Exercise Price payable per share, but the aggregate purchase price payable for exercise of the total number of Shares purchasable under this Warrant (as adjusted) shall remain the same. Any adjustment under this Section 6(a) shall become effective at the close of business on the date the subdivision or combination becomes effective, or as of the record date of such dividend, or in the event that no record date is fixed, upon the making of such dividend.

(b) Reclassification, Reorganization and Consolidation. In case of any reclassification, capital reorganization, or change in the capital stock of the Company (other than as a result of a subdivision, combination, or stock dividend provided for in Section 6(a) above), then the Company shall make appropriate provision so that the Holder shall have the right at any time prior to the expiration of this Warrant to purchase the kind and amount of shares of stock and other securities and property as were receivable in connection with such reclassification, reorganization, or change by a holder of the same number of Shares as were exercisable by the Holder immediately prior to such reclassification, reorganization, or change. In any such case, appropriate provisions shall be made with respect to the rights and interest of the Holder so that the provisions hereof shall thereafter be applicable with respect to such shares of stock or other securities and property deliverable upon exercise hereof, and appropriate adjustments shall be made to the Exercise Price payable hereunder so that the aggregate purchase price payable for exercise of such shares or other securities and property shall equal the aggregate purchase price payable for exercise of the total number of Shares as were exercisable hereunder immediately prior to such reclassification, reorganization or change.

(c) Notice of Adjustment. When any adjustment is required to be made in the number of Shares or securities or other property purchasable upon exercise of the Warrant, or in the Exercise Price, the Company shall promptly notify the holder of such event and of the number of Shares or other securities or property thereafter purchasable upon exercise of this Warrant.

7. Representations of the Company. The Company represents that all corporate actions on the part of the Company, its officers, directors and stockholders necessary for the sale and issuance of this Warrant have been taken prior to the issuance hereof.

8. Representations and Warranties of the Holder. By acceptance of this Warrant, the Holder represents and warrants to the Company as follows:

(a) This Warrant and the Shares issuable upon exercise thereof are being acquired for the Holder’s own account, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act of 1933, as amended (the “Act”).

(b) The Holder understands that the Warrant and the Shares have not been registered under the Act by reason of their issuance in a transaction exempt from the registration and prospectus delivery requirements of the Act pursuant to section 4(2) thereof or Regulation S, and that they must be held by the Holder indefinitely, and that the Holder must therefore bear the economic risk of such investment indefinitely, unless a subsequent disposition thereof is registered under the Act or is exempted from such registration.

(c) The Holder understands that no public market now exists for any of the securities issued by the Company and that there can be no assurance that a public market will ever exist for any of the Company’s securities.

(d) The Holder is aware of the Company’s business affairs and financial condition, and has acquired information about the Company sufficient to reach an informed and knowledgeable decision to purchase the Warrant and the Shares. The Holder has such knowledge and experience in financial and business matters that the Holder is capable of evaluating the merits and risks of the purchase of this Warrant and the Shares purchasable pursuant to the terms of this Warrant and of protecting the Holder’s interests in connection therewith. The Holder is able to bear the economic risk of the purchase of this Warrant and the Shares.

(e) The Holder is an “accredited investor” as such term is defined in Rule 501 of Regulation D promulgated under the Act.

9. No Rights as Stockholders. This Warrant does not entitle the Holder to any voting rights or other rights as a stockholder of the Company prior to the exercise hereof.

10. Loss, Theft, Destruction or Mutilation of Warrant. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor, in lieu of this Warrant.

11. Restrictions on Transfer; Lock-Up.

(a) Restrictions on Transfer of Warrant. This Warrant is not transferable, whether by sale, pledge or other disposition, voluntarily or by operation of law or otherwise without the prior written consent of the Company, which consent may be withheld in the Company’s sole discretion. Any transfer in violation hereof shall be void and the Warrant shall terminate immediately upon any such purported transfer.

(b) Restrictions on Transfers of Shares. Prior to transferring any Shares, the Holder shall deliver to the Company a written notice stating: (i) the Holder’s bona fide intention to make a permitted transfer of its Shares; (ii) the name, address and phone number of each proposed transferee; (iii) the aggregate number of Shares to be transferred to each proposed transferee; and (iv) the exemptions under applicable state and federal securities laws upon which Purchaser is relying in making the proposed transfer. The Holder shall also deliver to the Company a written agreement executed by the transferee or other recipient of Shares pursuant to which such transferee agrees to be bound by the transfer restrictions set forth herein as was the Holder and an opinion of legal counsel reasonably acceptable to the Company in a form reasonably acceptable to the Company that the transfer is exempt from registration. The Holder agrees that to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records. The Company shall not be required (a) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this agreement or (b) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

(c) Holder shall not sell or otherwise transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, of any common stock (or other securities) of the Company held by such Holder (other than those included in the registration) during the 180-day period following the effective date of a registration statement of the Company filed under the Act (or such other period as may be requested by an underwriter to accommodate regulatory restrictions contained in applicable NASD rules or exchange rules). The Company may impose stop-transfer instructions until the end of such 180-day (or other) period. Holder shall execute a market standoff agreement with said underwriters in customary form consistent with the provisions of this Section 11.

12. Restrictive Legends. The Holder understands and agrees that the Company shall cause the legends set forth below, or substantially equivalent legends, to be placed upon any certificate(s) evidencing ownership of the Shares, together with any other legends that may be required by the Company or by applicable state or federal securities laws:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, AND VARIOUS APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR ASSIGNED OR A SECURITY INTEREST CREATED THEREIN, UNLESS THE PURCHASER, TRANSFEREE, ASSIGNEE, PLEDGEE OR HOLDER OF SUCH SECURITY INTEREST COMPLIES WITH ALL STATE AND FEDERAL SECURITIES LAWS (I.E., SUCH SECURITIES ARE REGISTERED UNDER SUCH LAWS OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE THEREUNDER) AND UNLESS THE SELLER, TRANSFEROR, ASSIGNOR, PLEDGOR OR GRANTOR OF SUCH SECURITY INTEREST PROVIDES AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT THE TRANSACTION CONTEMPLATED WOULD NOT BE IN VIOLATION OF THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS.

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH BELOW. BY ITS ACQUISITION HEREOF, THE HOLDER: (1) REPRESENTS THAT IT IS NOT A U.S. PERSON AND IS ACQUIRING THESE SHARES IN AN OFFSHORE TRANSACTION; (2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THESE SHARES EXCEPT (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, (C) INSIDE THE UNITED STATES, TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE ACT, (D) INSIDE THE UNITED STATES, TO AN ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE COMPANY A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THESE SHARES (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE COMPANY), (E) OUTSIDE THE UNITED STATES, IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULES 904 AND 905 UNDER THE ACT, OR (F) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE ACT (IF AVAILABLE); AND (3) AGREES THAT IT WILL GIVE EACH PERSON TO WHOM THESE SHARES ARE TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION

WITH ANY TRANSFER OF THESE SHARES PURSUANT TO CLAUSES (C), (D) OR (F) ABOVE, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE COMPANY SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THE COMPANY MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION OR IN A TRANSACTION NOT SUBJECT TO THE REGISTRATION REQUIREMENTS OF THE ACT. AS USED HEREIN, THE TERMS ‘OFFSHORE TRANSACTION,’ ‘UNITED STATES,’ AND ‘U.S. PERSON’ HAVE THE MEANING GIVEN TO THEM BY REGULATION S UNDER THE ACT.”

13. Notices. All notices required or permitted hereunder shall be in writing, shall be effective when given, and shall in be deemed given upon receipt or, if earlier, (a) five days after deposit with the U.S. Postal Service or other applicable postal service, if delivered by first class mail, postage prepaid, (b) upon delivery, if delivered by hand, (c) one business day after the business day of deposit with internationally recognized overnight courier, freight prepaid or (d) one business day after the business day of facsimile transmission, if delivered by facsimile transmission with copy by first class mail, postage prepaid, and shall be addressed:

(a) if to the Holder at such Holder’s address as shown on the books of the Company or its transfer agent, or at such other address as the Holder may designate by notice to the Company, and

(b) if to the Company at the address of its principal corporate offices (attention: President), or at such other address as the Company may designate by notice to the Holder.

14. Governing Law. This Warrant and all rights, obligations and liabilities hereunder shall be governed by and construed under the corporate laws of the State of Delaware, and as to all matters other than those to which corporate law applies, this Warrant shall be governed by the laws of the State of Delaware as they apply to contracts entered into wholly to be performed within the State of Delaware by residents thereof.

15. Rights and Obligations Survive Exercise of Warrant. Unless otherwise provided herein, the rights and obligations of the Company, of the Holder and of the holder of the Shares issued upon exercise of this Warrant, shall survive the exercise of this Warrant.

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IN WITNESS WHEREOF, the Company has caused this Warrant to be issued as of the date first set forth above.

COMPANY:

GREAT BASIN SCIENTIFIC, INC.

Ryan Ashton
President